                                                              EXHIBIT (8)(q)(ii)

                    AMENDMENT NO. 2 TO AMENDED AND RESTATED
                            PARTICIPATION AGREEMENT

American General Life Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated October 2, 2000, by doing the following:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment No. 2 be effective as of May 14, 2002.

AMERICAN GENERAL LIFE INSURANCE COMPANY


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


VARIABLE INSURANCE PRODUCTS FUND II


By:
         --------------------------------------------
         Robert C. Pozen
         Senior Vice President


FIDELITY DISTRIBUTORS CORPORATION


By:
         --------------------------------------------
         Mike Kellogg
         Executive Vice President

                                   Schedule A
                   Separate Accounts and Associated Contracts
                              (As of May 14, 2002)

Name of Separate Account and                                  Policy Form Numbers of Contracts
Date Established by Board of Directors                        Funded By Separate Account
--------------------------------------                        ---------------------------------
American General Life Insurance Company                       91010
Separate Account D (November 13, 1973)                        91011
                                                              93020
                                                              93021
                                                              98020

American General Life Insurance Company                       99301
Separate Account VL-R (May 6, 1997)                           97600
                                                              97610
                                                              00600
                                                              99206
                                                              01206
                                                              02600

American General Life Insurance Company                       98075
Separate Account VL-U LIS (October 19, 1998)                  98070